UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2005

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50782	84-1588441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Ste. 215, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 588-6404
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 15, 2005, Hana Biosciences, Inc. (the “Company”) announced certain developments relating to its product candidates at a management telephone conference, which was open to the public. The Company’s press release dated September 15, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, provided a summary of the updates discussed on such telephone conference.

Additionally, the Company’s common stock was recently approved for listing on the American Stock Exchange. Effective as of September 22, 2005, the Company’s common stock trades on the American Stock Exchange under the symbol “HBX.”

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press release dated September 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hana Biosciences, Inc.

Date: September 28, 2005	By:	/s/ Russell L. Skibsted
Russell L. Skibsted
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 15, 2005.